 8-K/A2NASD00007991977*egfjua12/31/992Harvey@Intersphere.com COVER

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report:
December 31, 2000
Commission File Number: 33-764-C
__________________INTERACTIVE GAMING & COMMUNICATIONS CORP.____________________
Exact name of Registrant as specified in its charter)
_____Delaware____________________________________________23-2838676____________
(State of Incorporation) (I.R.S. ID Number)
1220 VAlley Forge Rd., Bldg. 19 - Box 911
_____Valley Forge, PA ________________________________19482________________
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (610)-917-3831
Securities registered pursuant to Section 12 (g) of the Act:
Common Stock, par value $.001 per share
Title of each class Name of each exchange on which registered
Common Stock NASDAQ Bulletin Board
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
(1)Yes X No __
(2)Yes X_ No __

Item 5. Other Events
(a) Registrant hereby announces that the board of directors has elected Lawrence Elliot Hirsch and Joseph Mustelli to the board.
(b) Further, the board has accepted the resignation of Michael F. Simone as the Chief Executive Officer and President of the parent company and all of its subsidiaries.
(c) In continuum, the board has assigned Lawrence Elliot Hirsch, Esq. the officerships of President and Chief Executive Officer of IGC and General Counsel.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
January 10, 2000
Interactive Gaming & Communications Corp.
Lawrence Elliot Hirsch, President

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